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                                                                    EXHIBIT 23.2

TO:     The Securities and Exchange Commission


RE:     Skylynx Communications, Inc.


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Skylynx Communications, Inc. on Form SB-2 of our report dated April 16, 1999 for InterAccess Corp. for the period ended December 31, 1998.


/s/ Cordovano and Harvey, P.C.

Cordovano and Harvey, P.C.
Denver, Colorado
April 24, 2000